Exhibit 10.3

                          REGISTRATION RIGHTS AGREEMENT


         AGREEMENT dated as of the 29th day of September, 2004, between Longview Fund LP (the "Security Holder"), and BrandPartners Group, Inc., a Delaware corporation having its principal executive office at 10 Main Street Rochester, NH 03839 (the "Company").

         WHEREAS, the Security Holder is the holder of 750,000 shares of common stock of the Company's $0.01 par value common stock (the "Common Stock" or the "Shares" issued by the Company to the Security Holder at or about the date of this Agreement from the Company.

         WHEREAS, the Company desires to grant to the Security Holder the registration rights set forth herein with respect to the underlying Shares;

         NOW, THEREFORE, the parties hereto mutually agree as follows:

1. REGISTRABLE SECURITIES. As used herein the term "Registrable Security" means the Shares issued to the Security Holder; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act of 1933, as amended (the "Securities Act") and disposed of pursuant thereto, or (ii) registration under the Securities Act is no longer required for the immediate public distribution of such security without volume limitation. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" so as that the number of same will remain proportionate.

2. REGISTRATION. The Company agrees to use its best efforts to file a registration statement (a "Registration Statement") with the Securities and Exchange Commission (the "Commission") on or before October 15, 2004 for the resale of the Registrable Securities under the Securities Act without volume limitation. In the event the Company undertakes to file a registration for the resale of its Shares for a selling security holder other than the Holder prior to the time it is required to file a Registration Statement under this Agreement, then in that event, the Company grants Holder cost free piggyback registration right of participation. Once effective, the Company will be required to maintain the effectiveness of the Registration Statement until the earlier of (i) the date that all of the Registrable Securities have been sold, or (ii) the date that the Company and Security Holder receives an opinion of counsel to the Company that all of the Registrable Securities may be freely traded without registration under the Securities Act, under Rule 144 promulgated under the Securities Act or otherwise. In the event the Registration Statement is not declared effective by the Commission within 120 days of the filing of same, then in that event, the Security Holder will receive as liquidated damages one additional Share for each 50 Shares receivable if the Registration Statement is not declared effective by the Commission for each thirty (30) day period or portion thereof that the Registration Statement is not declared effective by the Commission.



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         3. COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION.

         The Company covenants and agrees as follows:

         (1) In connection with any registration filed pursuant hereto, the Company shall use its best efforts to cause the Registration Statement to become effective as promptly as possible and, if any stop order shall be issued by the Commission in connection therewith, to use its reasonable efforts to obtain the removal of such order. Following the effective date of a Registration Statement, the Company shall, upon the request of the Security Holder, forthwith supply such reasonable number of copies of the Registration Statement, preliminary prospectus and prospectus meeting the requirements of the Securities Act, and other documents necessary or incidental to the public offering of the Registrable Securities, as shall be reasonably requested by the Security Holder to permit the Security Holder to make a public distribution of the Security Holder's Registrable Securities. The obligations of the Company hereunder with respect to the Security Holder's Registrable Securities are subject to the Security Holder's furnishing to the Company such appropriate information concerning the Security Holder, the Security Holder's Registrable Securities and the terms of the Security Holder's offering of such Registrable Securities as the Company may reasonably request in writing.

         (2) The Company shall pay all costs, fees and expenses in connection with all Registration Statements filed pursuant to Section 2 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses; provided, however, that the Security Holder shall be solely responsible for the fees of any counsel retained by the Security Holder in connection with such registration and any transfer taxes or underwriting discounts, commissions or fees applicable to the Registrable Securities sold by the Security Holder pursuant thereto.

         (3) The Company will take all necessary action which may be required in qualifying or registering the Registrable Securities included in a Registration Statement for offering and sale under the securities or blue sky laws of such states as are reasonably requested by the Security Holders of such securities, provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.




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         4. ADDITIONAL TERMS.

         (1) The Company shall indemnify and hold harmless the Security Holder and each underwriter, within the meaning of the Securities Act, who may purchase from or sell for the Security Holder, any Registrable Securities, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement, any other registration statement filed by the Company under the Securities Act with respect to the registration of the Registrable Securities, any post-effective amendment to such registration statements, or any prospectus included therein or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission based upon information furnished or required to be furnished in writing to the Company by the Security Holder or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls either the Security Holder or underwriter within the meaning of the Securities Act and each officer, director, employee and agent of the Security Holder and underwriter; provided, however, that the indemnification in this Section with respect to any prospectus shall not inure to the benefit of the Security Holder or underwriter (or to the benefit of any person controlling the Security Holder or underwriter) on account of any such loss, claim, damage or liability arising from the sale of Registrable Securities by the Security Holder or underwriter, if a copy of a subsequent prospectus correcting the untrue statement or omission in such earlier prospectus was provided to the Security Holder or underwriter by the Company prior to the subject sale and the subsequent prospectus was not delivered or sent by the Security Holder or underwriter to the purchaser prior to such sale and provided further, that the Company shall not be obligated to so indemnify the Security Holder or any such underwriter or other person referred to above unless the Security Holder or underwriter or other person, as the case may be, shall at the same time indemnify the Company, its directors, each officer signing the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement, any registration statement or any prospectus required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission based upon information furnished in writing to the Company by the Security Holder or underwriter expressly for use therein.

         (2) If for any reason the indemnification provided for in the preceding section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

         (3) Neither the filing of a Registration Statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by the Security Holder shall impose upon the Security Holder any obligation to sell the Security Holder's Registrable Securities.



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         (4) The Security Holder, upon receipt of notice from the Company that an event has occurred which requires a Post-Effective Amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of Registrable Securities until the Security Holder receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

         (5) If the Company fails to keep the Registration Statement referred to above continuously effective during the requisite period, then the Company shall, promptly upon the request of the Security Holders of at least a majority of the unsold Registrable Securities, use its best efforts to update the Registration Statement or file a new registration statement covering the Registrable Securities remaining unsold, subject to the terms and provisions hereof.

         (6) The Security Holder agrees to provide the Company with any information or undertakings reasonably requested by the Company in order for the Company to include any appropriate information concerning the Security Holder in the Registration Statement or in order to promote compliance by the Company or the Security Holders with the Securities Act.

         5. GOVERNING LAW. The Registrable Securities will be, if and when issued, delivered in New York. This Agreement shall be deemed to have been made and delivered in the State of New York and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal substantive laws of the State of New York, without giving effect to the choice of law rules thereof.

         6. AMENDMENT. This Agreement may only be amended by a written instrument executed by the Company and the Security Holder.

         7. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

         8. EXECUTION IN COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

         9. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed duly given when delivered by
hand or mailed by registered or certified mail, postage prepaid, return receipt requested, as set forth in the Unsecured Subordinated Note.

         10. BINDING EFFECT; BENEFITS. The Security Holder may assign his, her or its rights hereunder as set forth in the Unsecured Subordinated Note. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives and successors. Nothing herein contained, express or implied, is intended to confer upon any person other than the parties hereto and their respective heirs, legal representatives and successors, any rights or remedies under or by reason of this Agreement.




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         11. HEADINGS. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

         12. SEVERABILITY. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.


                                         BRANDPARTNERS GROUP, INC.


                                         By:____________________________________

                                         Name:

                                         Its:
                                         ---------------------------------------



                                         SECURITY HOLDER:


                                         By: ___________________________________
                                                  [Print Name]




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